UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2019

Independence Contract Drilling, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36590	37-1653648
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20475 State Highway 249

Suite 300

Houston, TX 77070

(Address of principal executive offices)

(281) 598-1230

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange where registered
Common Stock, $0.01 par value per share	ICD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 5, 2019, Independence Contract Drilling, Inc. (the “Company”) received written notice from the New York Stock Exchange (the “NYSE”) that the Company is not in compliance with the NYSE continued listing standard set forth in Rule 802.01C of the NYSE Listed Company Manual, which requires the average closing price of the Company’s common stock to be at least $1.00 per share over a period of 30 consecutive trading days.

In accordance with applicable NYSE procedures, the Company plans to notify the NYSE by November 15, 2019 of its receipt of the notice and of its intention to cure the noncompliance. The notice states that Company must bring its share price and average share price back above $1.00 by six months following receipt of the notice, but can demonstrate an accelerated cure at any time during the six-month cure period if on the last trading day of any calendar month during the cure period the closing share price of the Company’s common stock is at least $1.00 and the average closing share price of the Company’s common stock is at least $1.00 over the 30 trading-day period ending on the last trading day of that month.

The notice has no immediate impact on the listing of the Company’s common stock, which will continue to trade on the NYSE. The Company intends to actively monitor the closing share price for its common stock and will consider available options, including a reverse stock split, to regain compliance with Rule 802.01C.

Item 7.01	Regulation FD Disclosure

On November 5, 2019, as required under Rule 802.01C, the Company issued a press release announcing that it had received the notice. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information provided pursuant to this Item 7.01 is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated November 5, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Contract Drilling, Inc.

Date: November 5, 2019	By:	/s/ Philip A. Choyce
	Name:	Philip A. Choyce
	Title:	Executive Vice President and Chief Financial Officer